Exhibit 99.2

The following unaudited pro forma financial information for the year ended December 31, 2010 and as of and for the nine months ended September 30, 2011 are based on the historical financial statements of Lenco Mobile Inc. (the "Company") and iLoop Mobile, Inc. ("iLoop") after giving effect to the Company's acquisition of iLoop and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma financial information. The effective date of the acquisition was December 27, 2011.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 is presented as if the acquisition had occurred on September 30, 2011. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2011 is presented as if the acquisition had occurred on January 1, 2011. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010 is presented as if the acquisition had occurred at January 1, 2010. The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period. You should read the information set forth below together with (i) the Lenco Mobile Inc. consolidated financial statements as of December 31, 2010 and 2009 and for each of the years in the three-year period ended December 31, 2010, including the notes thereto, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the Securities and Exchange Commission on March 29, 2011, (ii) the Lenco Mobile Inc. unaudited consolidated financial statements as of September 30, 2011 and for the nine-month period ended September 30, 2011, including the notes thereto, included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 7, 2011, and (iii) the historical financial statements of iLoop included in Exhibit 99.1 of this Form 8-K/A.

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Lenco Mobile Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

Nine months ended September 30, 2011

	(A)	(B)	(C )	(D)
	Lenco	iLoop	Pro Forma	Consolidated
	(unaudited)	(unaudited)	Adjustments	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$580,356	$1,069,129	$-	$1,649,485
Accounts receivable, net of allowances	2,158,217	964,176	-	3,122,393
Other current assets	116,280	76,565	-	192,845
Income taxes receivable	231,917	-	-	231,917
Net assets related to current discontinued operations	456,099	-	-	456,099
Total current assets	3,542,869	2,109,870	-	5,652,739

Property and equipment, net	416,276	111,681	-	527,957

Other noncurrent assets:
Intangible assets - goodwill	810,104	-	25,448,992	26,259,096
Intangible assets - other, net	1,506,068	118,750	4,000,000	5,624,818
Other noncurrent assets	9,744	19,013	-	28,757
Total other noncurrent assets	2,325,916	137,763	29,448,992	31,912,671

Total assets	$6,285,061	$2,359,314	$29,448,992	$38,093,367

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Line of credit	$-	$276,715	$-	$276,715
Accounts payable and accrued expenses	1,963,885	2,803,397	1,732,140	6,499,422
Deferred revenue	0	612,271	-	612,271
Current portion of long-term obligations, net of debt discount	353,400	4,128,561	335,427	4,817,388
Preferred dividend payable	667,587	-	-	667,587
Net liabilities related to current discontinued operations	722,749	-	-	722,749
Total current liabilities	3,707,621	7,820,944	2,067,567	13,596,132

Long-term obligations, less current portion	10,323	2,208,425	5,115,705	7,334,453
Total liabilities	3,717,944	10,029,369	7,183,272	20,930,585

Shareholders' equity:
Preferred Stock, Series A Lenco, 107,500 shares outstanding $.001 par value,	108	1,666	(1,666)	108
Preferred Stock Series B1, 87,715 shares outstanding, $.001 par value	-	-	88	88
Preferred Stock Series B2, 58,131 shares outstanding, $.001 par value	-	-	58	58
Common stock, 250,000,000 shares authorized, $.001 par value, 71,145,699 shares and 81,888,647 shares outstanding pre and post merger respectively	71,145	167	10,576	81,888
Additional paid in capital	60,671,560	25,867,752	(11,282,976)	75,256,336
Accumulated other comprehensive income	80,893	(8,776)	8,776	80,893
Accumulated deficit	(57,945,081)	(33,530,864)	33,530,864	(57,945,081)
Total Lenco Mobile Inc. shareholders' equity	2,878,625	(7,670,055)	22,265,720	17,474,290
Noncontrolling deficit	(311,508)	-	-	(311,508)
Total equity	2,567,117	(7,670,055)	22,265,720	17,162,782

Total liabilities and shareholders' equity	$6,285,061	$2,359,314	$29,448,992	$38,093,367

    See accompanying notes to pro forma financial information

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    Notes to above pro forma financial information:

    (A) This column represents the unaudited, consolidated Balance Sheet for Lenco Mobile Inc. as of September 30, 2011.

    (B) This column represents the unaudited Balance Sheet for iLoop Mobile, Inc. as of September 30, 2011.

    (C) This column contains pro forma adjustments estimating the application of ASC 805 ("Business Combinations") for the acquisition of iLoop Mobile, Inc. into QLP Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Lenco Mobile Inc. Inherent in the application of ASC 805, there are pro forma adjustments reflecting estimates of the fair market value of the assets acquired, goodwill, and adjustments to shareholders' equity and liabilities to provide a pro forma consolidated balance (as per column D) as if the acquisition had occurred on September 30, 2011.  Note that since both Lenco Mobile Inc. and iLoop Mobile, Inc. continue to have pre-tax losses, no tax benefit from the historical losses of either entity have been reflected on the Balance Sheets contained in this pro forma analysis

    (D) This column represents the pro forma, consolidated Balance Sheet as if the acquisition of Lenco Mobile Inc. and iLoop Mobile, Inc. had occurred as of September 30, 2011.

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Lenco Mobile Inc.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Nine months ended September 30, 2011

	(A)	(B)	(C )	(D)
	Lenco	iLoop	Pro Forma	Consolidated
	(unaudited)	(unaudited)	Adjustments	Pro Forma

Net Revenue	$7,206,161	$4,687,076	$-	$11,893,237
Cost of sales	2,250,763	2,246,731	-	4,497,494
Gross profit	4,955,398	2,440,345	0	7,395,743

Operating expense:
Sales and marketing	807,114	895,314	-	1,702,428
General and administrative	6,458,370	5,529,024	-	11,987,394
Stock compensation expense	1,670,675	-	-	1,670,675
Depreciation and amortization	1,018,706	64,896	1,000,000	2,083,602
Impairment loss	924,636	-	-	924,636
Total operating expense	10,879,501	6,489,234	1,000,000	18,368,735

Loss from operations	(5,924,103)	(4,048,889)	(1,000,000)	(10,972,992)

Other income (expense):
Interest expense, net	(26,967)	(265,049)	(490,602)	(782,618)
Other income	66,301	-	-	66,301
Total other income (expense)	39,334	(265,049)	(490,602)	(716,317)

Loss from operations before provision for (benefit from) income taxes	(5,884,769)	(4,313,938)	(1,490,602)	(11,689,309)

Provision for (benefit from) income taxes	166,597	4,192	-	170,789

Loss from continuing operations	(6,051,366)	(4,318,130)	(1,490,602)	(11,860,098)

Loss from discontinued operations, net of taxes of $1,900,565	(21,167,694)	-	-	(21,167,694)
Net loss	(27,219,060)	(4,318,130)	(1,490,602)	(33,027,792)

Net loss attributable to noncontrolling interest	(239,894)	-	-	(239,894)

Net loss attributable to Lenco Mobile Inc.	(26,979,166)	(4,318,130)	(1,490,602)	(32,787,898)

Preferred stock dividends	(502,394)	-	-	(502,394)
Series A Preferred Stock accretion of beneficial conversion feature	(4,007,779)	-	-	(4,007,779)

Net loss attributable to common stockholders	$(31,489,339)	$(4,318,130)	$(1,490,602)	$(37,298,071)

Basic and diluted net loss per share applicable to common stockholders
Continuing operations	$(0.08)	-	-	$(0.14)
Discontinued operations	$(0.30)	-	-	$(0.26)
Net loss per share applicable to common stockholders	$(0.38)	-	-	$(0.40)

Weighted average shares used in per share calculation - basic and diluted	71,145,659	-	10,742,988	81,888,647

Net loss	$(27,219,060)	$(4,318,130)	$(1,490,602)	$(33,027,792)

Foreign currency translation adjustment	(631,388)	10,536	-	(620,852)
Unrealized gains on investments	143,750	-	-	143,750
Total comprehensive loss	$(27,706,698)	$(4,307,594)	$(1,490,602)	$(33,504,894)

See accompanying notes to pro forma financial information

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Notes to above pro forma financial information:

(A) This column represents the unaudited, consolidated Statement of Operations for Lenco Mobile Inc. for the period January 1, 2011 through September 30, 2011.

(B) This column represents the unaudited Statement of Operations for iLoop Mobile, Inc. for the period January 1, 2011 through September 30, 2011.

(C) This column represents the pro forma adjustments to the combined Statement of Operations assuming that the acquisition of iLoop Mobile, Inc. into QLP Acquisiton Corp., a wholly owned subsidiary of Lenco Mobile Inc., had occurred on January 1, 2011 and operated by Lenco Mobile Inc. through September 30, 2011. Adjustments have been made for amortization of the amortizable intangible assets during this time frame value, as well as additional interest expense based on the increase in debt levels stemming from the acquisition. Note that since combined entities would have continued to have pre-tax losses, no tax benefit of the losses shown on the acquisition entities herein, would have been recognized in this pro forma analysis.

(D) This column represents the pro forma, consolidated Statement of Operations as if the merger of Lenco Mobile Inc. and iLoop Mobile, Inc. had occurred as of January 1, 2011.

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Lenco Mobile Inc.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Fiscal Year Ended December 31, 2010

	(A)	(B)	(C )	(D)
	Lenco	iLoop	Pro Forma	Consolidated
	(unaudited)	(unaudited)	Adjustments	Pro Forma

Net Revenue	$8,357,331	$6,533,439	-	$14,890,770
Cost of sales	2,614,363	2,766,172	-	5,380,535
Gross profit	5,742,968	3,767,267	0	9,510,235

Operating expense:
Sales and marketing	926,977	2,620,315	-	3,547,292
General and administrative	9,163,201	3,037,290	-	12,200,491
Stock compensation expense	-	142,942	-	142,942
Research and development	532,538	1,584,668	-	2,117,206
Depreciation and amortization	3,937,268	96,017	1,333,333	5,366,618
Impairment loss	875,960	-	-	875,960
Total operating expense	15,435,944	7,481,232	1,333,333	24,250,509

Loss from operations	(9,692,976)	(3,713,965)	(1,333,333)	(14,740,274)

Other income (expense):
Interest expense, net	(722,104)	(311,288)	(654,136)	(1,687,528)
Other income	631,360	-	-	631,360
Total other income (expense)	(90,744)	(311,288)	(654,136)	(1,056,168)

Loss from operations before provision for (benefit from) income taxes	(9,783,720)	(4,025,253)	(1,987,469)	(15,796,442)

Provision for (benefit from) income taxes	(58,302)	-	-	(58,302)

Loss from continuing operations	(9,725,418)	(4,025,253)	(1,987,469)	(15,738,140)

Income from discontinued operations	232,595	-	-	232,595
Gain on sale of discontinued operations	1,916,771	-	-	1,916,771
Net loss	(7,576,053)	(4,025,253)	(1,987,469)	(13,588,774)

Net loss attributable to noncontrolling interest	(71,613)	-	-	(71,613)

Net loss attributable to Lenco Mobile Inc.	(7,504,440)	(4,025,253)	(1,987,469)	(13,517,161)

Preferred stock dividends	(165,193)	-	-	(165,193)
Series A Preferred Stock accretion of beneficial conversion feature	(1,458,236)	-	-	(1,458,236)

Net loss attributable to common stockholders	$(9,127,869)	$(4,025,253)	$(1,987,469)	$(15,140,590)

Basic and diluted net loss per share applicable to common stockholders
Continuing operations	$(0.14)			$(0.20)
Discontinued operations	$0.03			$0.03
Net loss per share applicable to common stockholders	$(0.11)			$(0.17)

Weighted average shares used in per share calculation - basic and diluted	66,778,400		10,742,988	77,521,387

Net loss	$(7,576,053)	$(4,025,253)	$(1,987,469)	$(13,588,774)

Foreign currency translation adjustment	341,076	4,037	-	345,113
Unrealized gains on investments	(143,750)	-		(143,750)
Total comprehensive loss	$(7,378,727)	$(4,021,216)	$(1,987,469)	$(13,387,411)

See accompanying notes to pro forma financial information

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Notes to above pro forma financial information:

(A) This column represents the unaudited, consolidated Statement of Operations for Lenco Mobile Inc. for the period January 1, 2010 through December 31, 2010.

(B) This column represents the unaudited Statement of Operations for iLoop Mobile, Inc. for the period January 1, 2010 through December 31, 2011.

(C) This column represents the pro forma adjustments to the combined Statement of Operations assuming that the acquisition of iLoop Mobile, Inc. into QLP Acquisiton Corp., a wholly owned subsidiary of Lenco Mobile Inc., had occurred on January 1, 2010 and operated by Lenco Mobile Inc. through December 310, 2010. Adjustments have been made for amortization of the amortizable intangible assets during this time frame value, as well as additional interest expense based on the increase in debt levels stemming from the acquisition. Note that since combined entities would have continued to have pre-tax losses, no tax benefit of the losses shown on the acquisition entities herein, would have been recognized in this pro forma analysis.

(D) This column represents the pro forma, consolidated Statement of Operations as if the acquisition of iLoop Mobile, Inc. had occurred as of January 1, 2010.

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